Exhibit 99.1

NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT — January 16, 2007										Estimated Unpaid Down Time Days
ESTIMATED
		YEAR				ESTIMATED	CONTRACT
		BUILT/				CONTRACT	EXPIRATION	DAYRATE
RIG	RIG DESIGN	REBUILT	WATER DEPTH	LOCATION	OPERATOR	START DATE	DATE	($000)	COMMENTS	4Q-06	1Q-2007		2Q-07	3Q-07	4Q-07

										A*	A*	E**	E**	E**	E**
This fleet status report contains “forward-looking statements” within the meaning of the U.S. federal securities laws about our business, financial performance and prospects. Statements about our plans, intentions, expectations, beliefs, estimates, predictions or similar expressions for the future are forward-looking statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to have been correct. Various factors could cause actual results to differ materially. We discuss these factors, including risks and uncertainties, from time to time in our filings with the U.S. Securities and Exchange Commission.

U.S. Gulf of Mexico (9)

Semisubmersibles (6)
									COMMENTS	A*	A*	E**	E**	E**	E**

Noble Clyde Boudreaux (a)	F&G 9500 Enhanced Pacesetter	1987/2007	10,000'	Shipyard			3/31/2007	—
					Shell	4/01/2007	3/31/2009	209-211	Two-year contract with Shell to commence after upgrade.

Noble Amos Runner (a)	Noble EVA 4000™	1982/1999	8,000'	Green Canyon 955	Kerr-McGee	1/18/2006	2/28/2007	329-331
					Kerr-McGee/Dominion	3/01/2007	5/15/2007	329-331	On assignment from Kerr-McGee to Dominion. Rate effective 1/08/2007 for a maximum of 75 days through 3/24/2007.
					Kerr-McGee	5/16/2007	10/31/2007	394-396	Rate effective 3/25/2007. Expect to enter shipyard in 4Q 2007 for +/- 90 days to upgrade to NC-5SM mooring standard (inclusive of work to complete hurricane damage repairs).
				Shipyard		11/01/2007	1/31/2008	—	In consideration of the NC-5SM upgrade, the indicated contract dayrates will result in an effective dayrate during the period 3/25/2007 through 3/24/2008 of $329K-$331K, reduced to 95% of the operating dayrate for the first 60 days in the shipyard ($313K-314K) and 80% of the operating dayrate for any days in the shipyard beyond 60 days ($263K-265K).

					Kerr-McGee	2/01/2008	3/24/2008	394-396
					Kerr-McGee	3/25/2008	3/24/2011	434-436

Noble Jim Thompson (a)	Noble EVA 4000™	1984/1999	6,000'	Mississippi Canyon 730	Shell	9/30/2006	3/01/2007	314-316
					Shell	3/02/2007	3/01/2009	424-426	Two-year extension.

Noble Max Smith (a)	Noble EVA 4000™	1980/1999	6,000'	Port Isabel 526	Amerada Hess	3/20/2006	3/31/2008	304-306

Noble Paul Romano (a)	Noble EVA 4000™	1981/1998	6,000'	Mississippi Canyon 506	Anadarko/Newfield	7/1/2006	3/31/2007	385-386	Expect to enter shipyard late in 2Q 2007 for +/- 90 days to upgrade to NC-5SM mooring standard (inclusive of work to complete hurricane damage repairs).

					Anadarko/BHP	4/01/2007	5/31/2007	385-386
					Anadarko/Shipyard	6/01/2007	8/31/2007	—	In consideration of the NC-5SM upgrade, the indicated contract dayrates will result in an effective dayrate during the period 7/1/2006 through 8/31/2007 of $324K-$326K, reduced to 95% of the operating dayrate for the first 60 days in the shipyard ($308K-309K) and 80% of the operating dayrate for any days in the shipyard beyond 60 days ($259K-261K).

					Anadarko	9/01/2007	12/31/2008	434-436	Extension of Anadarko contract.

Noble Lorris Bouzigard (b)	Pentagone 85	1975/2003	4,000'	Shipyard		9/22/2006	12/06/2006	—	Experienced 75 days of downtime for upgrades to utilize aluminum alloy riser.	75
				Green Canyon 338	Walter O&G	12/07/2006	1/25/2007	129-131	One well +/- 45 days, which will complete commitment made prior to Hurricane Rita.
					Mariner / W&T	1/26/2007	3/31/2008	172-173

Submersibles (3)

Noble Joe Alford	Pace 85	1982/2006	70'-C	West Cameron	Mariner	7/18/2006	1/19/2007	84-86	Anticipate +/- 30 days of downtime in 3Q 2007 for upgrades.					30
					Mariner	1/20/2007	7/19/2007	84-86

Noble Lester Pettus	Pace 85	1982/2007	70'-C	MS - Signal	Shipyard	10/22/2006	1/10/2007	—	Rig entered the shipyard on 10/22/2006 for regulatory inspection and upgrades. Experienced 70 days of downtime 4Q 2006 and 10 days of downtime in 1Q 2007.	70	10
					Century	1/11/2007	5/10/2007	74-76

Noble Fri Rodli	Transworld	1979/1998	70'-C	Vermillion 72	Arena	11/10/2006	12/26/2006	46-48	Commenced work on 11/10/2006 for Arena, as a substitute for Noble Joe Alford, to drill one well, which will complete commitment made prior to Hurricane Rita.				30
				S. Timbalier 75	Bois d'Arc	12/27/2006	3/06/2007	84-86	One well +/-70 days. Anticipate +/- 30 days of downtime in 2Q 2007 for regulatory inspection and upgrades.

(a)	Unit will be upgraded to the NC-5SM mooring standards, which meet 100-year storm criteria.

(b)	Rig to be upgraded to 4,000' utilizing aluminum alloy riser.

**E = Estimated; * A = Actual

Changes from last Fleet Status Report denoted by Red, Bold, Underlined type.

NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT — January 16, 2007										Estimated Unpaid Down Time Days
							ESTIMATED
		YEAR				ESTIMATED	CONTRACT
	RIG	BUILT/	WATER			CONTRACT	EXPIRATION	DAYRATE
RIG	DESIGN	REBUILT	DEPTH	LOCATION	OPERATOR	START DATE	DATE	($000)	COMMENTS	4Q-06	1Q - 2007		2Q-07	3Q-07	4Q-07

										A*	A*	E**	E**	E**	E**
This fleet status report contains “forward-looking statements” within the meaning of the U.S. federal securities laws about our business, financial performance and prospects. Statements about our plans, intentions, expectations, beliefs, estimates, predictions or similar expressions for the future are forward-looking statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to have been correct. Various factors could cause actual results to differ materially. We discuss these factors, including risks and uncertainties, from time to time in our filings with the U.S. Securities and Exchange Commission.

International (54) (c)
Mexico Jackups (10) (d)

									COMMENTS	A*	A*	E**	E**	E**	E**

Noble Bill Jennings	MLT Class 84-E.R.C.	1975/1997	390’-IC	Bay of Campeche	Pemex	7/17/2005	5/15/2007	74-76	Anticipate +/- 10 days of downtime in 3Q 2007 for regulatory inspection.					10

Noble Eddie Paul	MLT Class 84-E.R.C.	1976/1995	390’-IC	Bay of Campeche	Pemex	6/01/2006	6/4/2007	140-142
					Pemex	6/5/2007	12/4/2009	177-179	Contract extension for 913 days beginning 6/5/2007.

Noble Leonard Jones	MLT Class 53-E.R.C.	1972/1998	390’-IC	Bay of Campeche	Pemex	6/24/2005	6/23/2007	70-71
					Pemex	6/24/2007	12/23/2009	185-187	Contract extension for 913 days beginning 6/24/2007.

Noble Johnnie Hoffman	Baker Marine BMC 300	1976/1993	300’-IC	Bay of Campeche	Pemex	7/07/2005	7/06/2007	64-65	Experienced 14 days of downtime in 4Q 2006.	14
					Pemex	7/07/2007	10/14/2007	—	Anticipate +/- 100 days of downtime in 3Q 2007/4Q 2007 for rig modifications and regulatory inspection.					87	13
					Pemex	10/15/2007	4/16/2010	170-172	Contract extension for 913 days beginning 10/15/2007.

Noble Gene Rosser	Levingston Class 111-C	1977/1996	300’-IC	Bay of Campeche	Pemex	11/01/2006	10/31/2006	66-68
					Pemex	11/01/2006	12/16/2007	166-168	Experienced 16 days of downtime in 4Q 2006 for regulatory inspection between contracts. Anticipate +/- 4 days of downtime in 4Q 2007 for regulatory inspection between contracts.	16					4
					Pemex	12/21/2007	6/21/2010	170-172	Contract extension for 913 days beginning 12/21/2007.

Noble John Sandifer	Levingston Class 111-C	1975/1995	300’-IC	Bay of Campeche	Pemex	6/16/2005	6/15/2007	64-65
						6/16/2007	9/20/2007	—	Anticipate +/- 90 days of downtime in 2Q 2007/3Q 2007 for rig modifications and regulatory inspection.				15	82
					Pemex	9/21/2007	3/22/2010	170-172	Contract extension for 913 days beginning 9/21/2007.

Noble Lewis Dugger	Levingston Class 111-C	1977/1997	300’-IC	Bay of Campeche	Pemex	5/21/2005	5/20/2007	64-65	Anticipate +/- 30 days of downtime in 2Q 2007 for regulatory inspection and modifications.				30

Noble Sam Noble	Levingston Class 111-C	1982	300’-IC	Bay of Campeche	Pemex	9/21/2005	9/20/2007	64-65	Anticipate +/- 10 days of downtime in 1Q 2007 for regulatory inspection.			10
					Pemex	9/21/2007	3/22/2010	170-172	Contract extension for 913 days beginning 9/21/2007.

Noble Earl Frederickson	MLT Class 82-SD-C	1979/1999	250’-IC	Bay of Campeche	Pemex	8/20/2006	5/01/2007	149-151	Anticipate +/- 10 days of downtime in 2Q 2007 for regulatory inspection.				10

Noble Tom Jobe	MLT Class 82-SD-C	1982	250’-IC	Bay of Campeche	Pemex	4/07/2006	8/15/2007	119-121

Brazil Semisubmersible (2)

Noble Paul Wolff	Noble EVA 4000™	1981/1999	10,000’-DP	Brazil	Petrobras	1/01/2006	12/31/2007	163-165	Eligible for a maximum 20% performance bonus.
					Petrobras	1/01/2008	12/31/2009	213-215	Rate contingent upon upgrade of unit to 10,000’ water depth capability utilizing aluminum alloy riser. Eligible for a maximum 15% performance bonus.
					Petrobras - Downtime Extension	1/01/2010	7/03/2010	213-215	Petrobras can extend contract for contractor responsible downtime (to date - 183 days including shipyard downtime days). Anticipated contract/dayrate expiration assuming Petrobras extension for contractor responsible downtime. Eligible for a maximum 15% performance bonus.

Noble Therald Martin	Pentagone 85	1977/2004	4,000’	Brazil	Petrobras	10/1/2006	10/31/2006	—	Experienced 31 days of downtime during 4Q 2006 for customer acceptance testing upon arrival in Brazil.	31
				Brazil	Petrobras	11/01/2006	12/6/2006	113-115	Commenced 22 month contract with Petrobras. Eligible for a maximum 15% performance bonus.
						12/06/2006	3/05/2007	—	Experienced 25 days of downtime in 4Q 2006 attributable to damage to mooring system. Anticipate +/- 65 days of downtime during 1Q 2007 to complete repairs.	25		65
						3/06/2007	8/31/2008	113-115	Resume 22 month contract with Petrobras. Eligible for a maximum 15% performance bonus.
				Brazil	Petrobras	9/01/2008	9/30/2009	113-115	13 month priced option. Customer will pay lump sum reimbursement amount and demob if option is not exercised. Eligible for a maximum 15% performance bonus.
				Brazil	Petrobras	10/01/2009	10/31/2010	113-115	13 month priced option. Customer will pay lump sum reimbursement amount and demob if option is not exercised. Eligible for a maximum 15% performance bonus.

Brazil Drillships (3)

Noble Roger Eason	NAM Nedllyod-C	1977/2005	7,200’-DP	Brazil	Petrobras	4/14/2005	3/15/2007	96-97	Experienced 19 days of downtime in 4Q 2006.	19
				Brazil	Petrobras	3/16/2007	3/15/2010	136-138	Anticipate +/- 14 days of downtime during 3Q 2007 for regulatory inspection. Eligible for a maximum 15% performance bonus.					14
				Brazil	Petrobras - Downtime Extension	3/16/2010	7/26/2010	136-138	Petrobras can extend contract for contractor responsible downtime (to date - 102 days including shipyard and expected 3Q 2007 downtime days). Anticipated contract/dayrate expiration assuming Petrobras extension for contractor responsible downtime. Eligible for a maximum 15% performance bonus.

Noble Leo Segerius	Gusto Engineering Pelican Class	1981/2002	5,600’-DP	Brazil	Petrobras	7/01/2006	6/30/2008	123-125	Anticipate +/- 28 days of downtime commencing +/- 3Q 2007 for regulatory inspection and refurbishments. Eligible for a maximum 10% performance bonus.					28

NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT — January 16, 2007										Estimated Unpaid Down Time Days
ESTIMATED
		YEAR				ESTIMATED	CONTRACT
	RIG	BUILT/	WATER			CONTRACT	EXPIRATION	DAYRATE
RIG	DESIGN	REBUILT	DEPTH	LOCATION	OPERATOR	START DATE	DATE	($000)	COMMENTS	4Q-06	1Q - 2007		2Q-07	3Q-07	4Q-07

										A*	A*	E**	E**	E**	E**
This fleet status report contains “forward-looking statements” within the meaning of the U.S. federal securities laws about our business, financial performance and prospects. Statements about our plans, intentions, expectations, beliefs, estimates, predictions or similar expressions for the future are forward-looking statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to have been correct. Various factors could cause actual results to differ materially. We discuss these factors, including risks and uncertainties, from time to time in our filings with the U.S. Securities and Exchange Commission.

Noble Muravlenko	Gusto Engineering Pelican Class	1982/1997	4,600’-DP	Brazil	Petrobras	3/18/2005	3/17/2007	81-82	Eligible for a maximum 10% performance bonus.
				Brazil	Petrobras	3/18/2007	3/17/2009	119-121	Eligible for a maximum 15% performance bonus.
Brazil	Petrobras - Downtime Extension	3/18/2009	4/05/2009	119-121	Petrobras can extend contract for contractor responsible downtime (to date - 17 days). Anticipated contract/dayrate expiration assuming Petrobras extension for contractor responsible downtime. Eligible for a maximum 15% performance bonus.

Note: The entity that owns this rig is fully consolidated; however, there is a minority interest holder for 18%.

(c)	The amount shown in the “Dayrate” column reflects the full daywork operating rate payable to the Company by the operator as provided in the applicable drilling contract unless specified otherwise. In various international markets, the Company contracts with certain parties for the provision of certain local services and advice. Compensation paid to such parties by the Company typically is based on a percentage of the drilling contract’s daywork operating rate, and the Company accounts for such payments in its financial statements in the contract drilling services operating costs and expenses line item.

(d)	Listed rigs are modified bareboat charter; cost structure varies by region.

**E = Estimated; * A = Actual

Changes from last Fleet Status Report denoted by Red, Bold, Underlined type.

NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT — January 16, 2007										Estimated Unpaid Down Time Days
							ESTIMATED
		YEAR				ESTIMATED	CONTRACT
	RIG	BUILT/				CONTRACT	EXPIRATION	DAYRATE
RIG	DESIGN	REBUILT	WATER DEPTH	LOCATION	OPERATOR	START DATE	DATE	($000)	COMMENTS	4Q-06	1Q - 2007		2Q-07	3Q-07	4Q-07

										A*	A*	E**	E**	E**	E**
This fleet status report contains “forward-looking statements” within the meaning of the U.S. federal securities laws about our business, financial performance and prospects. Statements about our plans, intentions, expectations, beliefs, estimates, predictions or similar expressions for the future are forward-looking statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to have been correct. Various factors could cause actual results to differ materially. We discuss these factors, including risks and uncertainties, from time to time in our filings with the U.S. Securities and Exchange Commission.

North Sea Semisubmersible (1)
									COMMENTS	A*	A*	E**	E**	E**	E**

Noble Ton van Langeveld	Offshore Co. SCP III Mark 2	1979/2000	1,500’	United Kingdom	Maersk Shipyard Venture Venture	5/04/2006 5/01/2007 6/09/2007 6/09/2008	4/30/2007 6/08/2007 6/08/2008 6/08/2009	201-202 234-235 247-248 359-361	Anticipate +/- 30 days of downtime in 2Q 2007 for upgrades and regulatory inspection paid at 95% of $247k-248k/day. Anticipate an additional +/- eight days of downtime in 2Q 2007 at zero rate.				8

North Sea Jackups (8)

Noble Julie Robertson	Baker Marine Europe Class	1981/2001	390’-IC (e)	United Kingdom	Venture Venture	12/12/2006 12/13/2006	12/12/2006 9/13/2007	65-67 109-110
					Venture	9/14/2007	9/14/2008	164-166

Noble Al White	CFEM T-2005-C	1982/2005	360’-IC	United Kingdom	RWE	9/13/2006	4/15/2007	124-126
				United Kingdom	RWE — Options	4/16/2007	4/30/2008	124-126	Options: Exercised the first of four wells. Estimated time for each well is 90-100 days.

Noble Kolskaya	Gusto Engineering-C	1985/1997	330’-IC	United Kingdom	Wintershall Wintershall	1/01/2006 1/01/2007	12/31/2006 12/31/2007	103-104 169-171	Rig operates under a bareboat charter agreement to Noble under which Noble receives 30% of the rig’s operating profits as defined in the agreement.

Noble Byron Welliver	CFEM T-2005-C	1982	300’-IC	Denmark	Maersk Maersk Maersk — Options Maersk — Options	3/9/2006 9/04/2007 9/04/2008 9/04/2009	9/03/2007 9/03/2008 9/03/2009 9/03/2010	83-85 181-183 209-211 219-221

Noble Lynda Bossler	MSC/CJ-46	1982	250’-IC	Netherlands	Wintershall Wintershall	1/01/2006 1/01/2007	12/31/2006 12/31/2007	99-100 142-143

Noble Piet van Ede	MSC/CJ-46	1982	250’-IC	Netherlands	Gaz de France Gaz de France	1/01/2006 1/01/2007	12/31/2006 12/31/2007	97-98 183-185

Noble Ronald Hoope	MSC/CJ-46	1982	250’-IC	United Kingdom	Gaz de France Gaz de France	1/01/2006 1/01/2007	12/31/2006 12/31/2007	102-103 183-185

Noble George Sauvageau	NAM Nedllyod-C	1981	250’-IC	Netherlands Denmark Denmark Netherlands	Shell/NAM Altinex Dong Chevron	3/21/2006 4/10/2007 5/11/2007 11/08/2007	4/09/2007 5/10/2007 11/07/2007 5/06/2008	105-107 237-239 237-239 234-236	Received letter of intent for one well estimated for +/- 30 days. Received letter of intent for two wells estimated for +/- 90 days. Received letter of intent for estimated for +/-180 days.

West Africa Semisubmersible (1)

Noble Homer Ferrington	F&G 9500 Enhanced Pacesetter	1985/2004	6,000’	Nigeria	ExxonMobil Anadarko	11/29/2004 1/01/2008	12/31/2007 12/31/2008	128-130 433-435	ExxonMobil has exercised all of its options for eight additional wells, which will extend the contract through +/- 12/31/2007. One year contract with Anadarko following release from ExxonMobil.

West Africa Jackups (7)

Noble Percy Johns	F&G L-780 MOD II	1981/1995	300’-IC	Nigeria	ExxonMobil ExxonMobil	3/26/2006 3/28/2007	3/27/2007 3/27/2009	117-118 170-171	Extension of ExxonMobil contract. Anticipate +/- four days of downtime in 4Q 2007 for regulatory inspection.						4

Noble Roy Butler	F&G L-780 MOD II	1982/1998	300’-IC (f)	Nigeria	Chevron	5/15/2006	6/28/2008	129-131	Anticipate +/- 45 days of downtime in 3Q 2007 for regulatory inspection and upgrades.					45

Noble Tommy Craighead	F&G L-780 MOD II	1982/2003	300’-IC	Nigeria	Addax To be announced	1/16/2006 1/18/2007	1/17/2007 1/17/2009	107-109 170-171	Letter of Intent in place. New rate effective 1/18/2007. Anticipate +/- four days of downtime in 4Q 2007 for equipment upgrades.						4

Noble Carl Norberg	MLT Class 82-C	1976/2003	250’-IC	Equatorial Guinea	Hess	8/01/2006	3/31/2008	73-75

Noble Ed Noble	MLT Class 82-SD-C	1984/2003	250’-IC	Nigeria	ExxonMobil	9/03/2006	9/02/2008	160-161

Noble Lloyd Noble	MLT Class 82-SD-C	1983/1990	250’-IC	Nigeria	Chevron	5/21/2006	7/13/2008	127-129	Experienced 14 days of downtime in 4Q 2006 at standby rate of $47k-48k/day. Experienced 54 days of downtime in 4Q 2006 at zero rate for upgrades.	54

Noble Don Walker	Baker Marine BMC 150-SD	1982/1992	150’-IC	Nigeria	Shell Shell	4/24/2006 4/24/2007	4/23/2007 4/23/2008	82-84 164-166	One year contract extension with Shell.

(e)	Leg extensions fabricated to enable the rig to operate in up to 390’ of water in a non-harsh environment.

(f)	Rig is currently equipped to operate in 250’ of water. Leg extensions fabricated to enable the rig to operate in up to 300’ of water.

**E = Estimated; * A = Actual

Changes from last Fleet Status Report denoted by Red, Bold, Underlined type.

NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT — January 16, 2007										Estimated Unpaid Down Time Days
ESTIMATED
		YEAR				ESTIMATED	CONTRACT
		BUILT/				CONTRACT	EXPIRATION	DAYRATE
RIG	RIG DESIGN	REBUILT	WATER DEPTH	LOCATION	OPERATOR	START DATE	DATE	($000)	COMMENTS	4Q-06	1Q-2007		2Q-07	3Q-07	4Q-07

										A*	A*	E**	E**	E**	E**
This fleet status report contains “forward-looking statements” within the meaning of the U.S. federal securities laws about our business, financial performance and prospects. Statements about our plans, intentions, expectations, beliefs, estimates, predictions or similar expressions for the future are forward-looking statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to have been correct. Various factors could cause actual results to differ materially. We discuss these factors, including risks and uncertainties, from time to time in our filings with the U.S. Securities and Exchange Commission.

Arabian Gulf Jackups (14)

									COMMENTS	A*	A*	E**	E**	E**	E**

Noble George McLeod	F&G L-780 MOD II	1981/1995	300'-IC	UAE (Abu Dhabi)	NDC	6/02/2006	1/07/2007	51-52
				UAE (Sharjah)	Shipyard	1/08/2007	2/05/2007	—	Anticipate +/- 28 days of downtime for regulatory inspection in 1Q 2007.			28
				UAE (Abu Dhabi)	NDC	2/06/2007	6/02/2007	51-52

Noble Jimmy Puckett	F&G L-780 MOD II	1982/2002	300'-IC	Qatar	RasGas	6/01/2005	5/14/2007	55-57
				Qatar	RasGas — Standby	5/15/2007	7/01/2007	45-60	Standby waiting on platform, will perform RasGas paid upgrades and regulatory inspections during standby period. (Noble has right to market rig during this period).
					RasGas — Options	7/02/2007	TBD	59-73	Exercised eight option wells @ $59-61k/day. Remaining options: One well @ $59-61k/day; nine wells @ $65-67k/day, nine wells @ $71-73k/day. Estimated time to complete each well is +/- 45 days.

Noble Kenneth Delaney	F&G L-780 MOD II	1983/1998	300'-IC	UAE (Abu Dhabi)	NDC	5/29/2006	5/28/2007	51-52
				UAE (Sharjah)	Shipyard	5/29/2007	7/14/2007	—	Anticipate +/- 40 days downtime in 2Q 2007 for regulatory inspections and upgrades, then to QatarGas 3 & 4 for remainder of 700-day contract. (see Noble Dick Favor comments)				40
				Qatar	QatarGas 3 & 4	7/15/2007	8/31/2008	98-100

Noble Gus Androes	Levingston Class 111-C	1982/2004	300'-IC	UAE (Abu Dhabi)	Total ABK	9/09/2006	3/09/2007	70-72	Anticipate +/-28 days of downtime in 1Q 2007 for regulatory inspection.			28
					Total ABK- Extension	3/10/2007	9/30/2007	74-76
					Total ABK- Extension	10/01/2007	TBD	TBD	Extensions: Renewable every six months, dayrate increases/decreases capped at 5%.

Noble Harvey Duhaney	Levingston Class 111-C	1976/2001	300'-IC	UAE (Sharjah)	Shipyard	11/14/2006	1/05/2007	—	Completed upgrades and regulatory inspection; back on dayrate 1/6/07. Experienced 47 days of downtime during 4Q 2006 and 5 days of downtime during 1Q 2007.	47	5
				Qatar	Total	1/06/2007	3/25/2008	84-86
				Qatar	Total — Option	3/26/2008	3/25/2009	98-100	Option: One year

Noble Mark Burns	Levingston Class 111-C	1980/2005	300'-IC	Qatar	RasGas	8/23/2005	1/29/2007	60-61
					RasGas	1/30/2007	10/31/2007	71-81	Exercised three option wells (two wells @ $71-73k/day, one well @ $79-81k/day).
					RasGas — Options	11/01/2007	3/31/2008	79-89	Remaining Options: One well @ $79-81k/day, two wells @ $87-89k/day. Estimated time to complete each well is 60-90 days.

Noble Roy Rhodes (g)	MLT 116-C	1979	300'-IC (g)	UAE (Dubai)	DPC	1/15/2006	2/25/2007	67-69							21
					DPC	2/26/2007	2/25/2008	*	Contract extension. Rate withheld at request of operator. Anticipate +/-21 days of downtime in 4Q 2007 for regulatory inspections.
					DPC	2/26/2008	2/25/2009	*	Contract extension. Rate withheld at request of operator.

Noble Cees van Diemen	Modec 300C-38	1981/2004	300'-IC	Qatar	RasGas	9/23/2004	10/01/2007	59-61	Initial contract for eight wells plus five option wells (Four wells exercised to-date)
					RasGas — Options	10/02/2007	12/31/2007	59-61	Options: One option remaining. Estimated time to complete each well is 60-120 days.

Noble David Tinsley	Modec 300C-38	1981/2004	300'-IC	Qatar	Shipyard	10/11/2006	10/31/2006	43-45	Experienced 20 days of downtime in 4Q 2006 for regulatory inspections; received standby rate of $44k/day.
					Talisman	11/01/2006	12/12/2006	164-166
					RasGas (Standby)	12/13/2006	1/31/2007	43-45	Contract suspension +/- 50 days (Noble has right to market rig during this period).
					RasGas	2/01/2007	10/31/2007	54-56
					RasGas — Option	11/01/2007	5/19/2008	61-63	Contract extension for 200 days.

Noble Gene House	Modec 300C-38	1981/1998	300'-IC	Qatar	Dolphin Energy	1/05/2005	1/25/2007	59-60
					Shell	1/26/2007	9/30/2007	102-104	One well estimated +/- 150 days bridging until Noble Roger Lewis delivery.
					Shell	10/01/2007	6/27/2008	160-162	270 day contract to commence upon delivery of Noble Roger Lewis.

Noble Charles Copeland	MLT Class 82-SD-C	1979/2001	280'-IC	Qatar	RasGas	10/07/2005	4/30/2007	76-78
					RasGas	5/01/2007	1/31/2008	82-89	Exercised four option wells (two wells @ $82-84k/day, two wells @ $87-89k/day). Estimated time to complete each well is 45-60 days.

Noble Chuck Syring	MLT Class 82-C	1976/1996	250'-IC	Qatar	Shipyard	10/02/2006	11/11/2006	—	Experienced 41 days of downtime in 4Q 2006 between contracts for upgrades and regulatory inspection.	41
					Maersk	11/12/2006	11/11/2007	119-121

Noble Dhabi II	Baker Marine BMC 150	1982	150'-IC	UAE (Abu Dhabi)	ADOC	7/15/2006	7/14/2008	59-60

Noble Dick Favor	Baker Marine BMC 150	1982/2004	150'-IC	Qatar	QatarGas 3 & 4	10/08/2006	7/14/2007	91-93	700-day contract with QatarGas 3 & 4 commenced 8/10/2006. The Noble Dick Favor will be utilized only for the first 270-300 days of this contract. The remaining balance of days for this contract will be with the Noble Kenneth Delaney. Anticipate +/- 35 days of downtime in 3Q 2007 for upgrades and regulatory inspection.					35

(g) Rig is currently equipped to operate in 250' of water.
**E = Estimated; * A = Actual
Changes from last Fleet Status Report denoted by Red, Bold, Underlined type.

NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT – January 16, 2007										Estimated Unpaid Down Time Days
							ESTIMATED
		YEAR				ESTIMATED	CONTRACT
		BUILT/				CONTRACT	EXPIRATION	DAYRATE
RIG	RIG DESIGN	REBUILT	WATER DEPTH	LOCATION	OPERATOR	START DATE	DATE	($000)	COMMENTS	4Q-06	1Q-2007		2Q-07	3Q-07	4Q-07

										A*	A*	E**	E**	E**	E**
This fleet status report contains “forward-looking statements” within the meaning of the U.S. federal securities laws about our business, financial performance and prospects. Statements about our plans, intentions, expectations, beliefs, estimates, predictions or similar expressions for the future are forward-looking statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to have been correct. Various factors could cause actual results to differ materially. We discuss these factors, including risks and uncertainties, from time to time in our filings with the U.S. Securities and Exchange Commission.

India Jackups (2) (d)									COMMENTS	A*	A*	E**	E**	E**	E**

Noble Ed Holt	Levingston Class 111-C	1981/2003	300'-IC	UAE (Sharjah)	Shipyard	10/09/2006	1/11/2007	—	Entered shipyard on 10/09/2006; experienced 94 days of downtime in 4Q 2006/1Q 2007 for upgrades and regulatory inspection.	83	11
				India	Jindal/ONGC	1/12/2007	6/30/2009	82-83	Rig bareboat chartered to Jindal which contracted with ONGC.

Noble Charlie Yester	MLT 116-C	1979	300'-IC	India	Jindal/ONGC	12/29/2003	1/14/2007	51-52
					Jindal/ONGC	1/15/2007	1/14/2010	130-131	Awarded contract for three-year extension with Jindal/ONGC @ $130k-131k/day in direct continuation of current contract. Rig bareboat chartered to Jindal which contracts with ONGC.

Far East Semisubmersibles (3)

Noble Dave Beard	F&G 9500 Enhanced Pacesetter	1986/2008	10,000'-DP	Dalian, China — DSIC	Shipyard		6/30/2008	—	Five-year contract with Petrobras. Eligible for a maximum 15% bonus. Contract terms require commencement of towing operations to Brazil 30 months after contract finalization (1/2/2006). Mobilization cost paid for by Petrobras (limited to 75 days).
				In-transit	Petrobras	7/01/2008	9/14/2008	208-210
				Brazil	Petrobras	9/15/2008	9/14/2013	219-220

Noble Danny Adkins — Newbuild	Bingo 9000	1999/2009	12,000'-DP	Singapore — Jurong	Shipyard		2/28/2009	—	Four-year contract with Shell following upgrade of baredeck hull to 12,000’ water depth capability.
				U.S. Gulf	Shell	3/01/2009	2/28/2013	429-431	Rate reflects an increase due to equipment upgrades.

Noble Bingo 9000 Rig 4-Newbuild	Bingo 9000	1999	12,000'-DP (h)	Singapore — Jurong	Shipyard			—	Baredeck hull.

Far East Jackups (3)

Noble Roger Lewis — Newbuild	F&G JU2000-E	2007	400'-IC	Dalian, China — DSIC	Shipyard		7/31/2007	—
				In-transit	Shell	8/01/2007	8/31/2007	40-42
				Qatar	Shell	9/01/2007	8/31/2009	104-106	Two-year contract with Shell.

Noble Hans Deul — Newbuild	F&G JU2000-E	2008	400'-IC	Dalian, China — DSIC	Shipyard		2/28/2008	—
				In-transit	Shell	3/01/2008	4/30/2008	34-36	Two-year contract with Shell.
				TBD	Shell	5/01/2008	4/30/2010	104-106

Noble Scott Marks — Newbuild	F&G JU2000-E	2009	400'-IC	Dalian, China — DSIC	Shipyard		3/31/2009	—
				In-transit	Venture	4/01/2009	5/31/2009	TBD	Two-year contract with Venture.
				United Kingdom	Venture	6/01/2011	5/31/2011	209-211

										475	26	131	133	331	46

													2007 Total		667

(d)  Listed rigs are modified bareboat charter; cost structure varies by region.
(h)  Baredeck hull constructed as capable to operate in 12,000' of water.
**E = Estimated; * A = Actual
Changes from last Fleet Status Report denoted by Red, Bold, Underlined type.